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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported):

                                  July 31, 1996

          MEDICAL TECHNOLOGY AND INNOVATIONS, INC., F/K/A SOUTHSTAR

                                PRODUCTIONS, INC.
             (Exact name of registrant as specified in this charter)

          FLORIDA                    33-27610-A       65-0278549
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    (State or other jurisdiction     (Commission      (IRS Employer
    of incorporation                 File Number)    Identification No.)

                       3125 NOLT ROAD, LANCASTER, PA 17601
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                    (Address of principal executive offices)

    Registrant's telephone number, including area code (717)892-6770

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

      Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On July 31, 1996, the Registrant purchased the assets of Sumacar, Inc, formerly know as Steridyne Corporation, a Florida Corporation ("Steridyne"). The purchase price for the assets was $3,500,000 plus the satisfaction of Steridyne's debts to Enterprise Bank and First Union Bank in the amounts of $254,292.46 and 644,958.92 respectively. Steridyne manufactures and markets a wide variety of medical products, principally in the temperature-taking field. A number of products are manufactured for the company under private label. Distribution is through an authorized dealer network, utilizing sales representatives throughout the nation.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

     Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      Not applicable.

ITEM 5. OTHER EVENTS.

      Not Applicable.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS.

     Not applicable.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

      (a)   EXHIBITS

            1.    Asset Purchase Agreement with respect to
Registrant's purchase of Steridyne's assets.

ITEM 8.  CHANGE IN FISCAL YEAR

      Not applicable.

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                                  SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   MEDIAL TECHNOLOGY AND INNOVATIONS, INC.

                                 (Registrant)

                  By:/s/ JEREMY FEAKINS
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                     Jeremy Feakins, President

Dated: July 31, 1996

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